SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

                 Pursuant to Section 13 or 15(d)
               of the Securities and Exchange Act
                             of 1934

Date of Report (Date of earliest
     event reported)                         September 14, 1998

                     LEC Technologies, Inc.
-----------------------------------------------------------------
       (Exact name of registrant as specified in charter)

     Delaware                 0-18303             11-2990598
-----------------------------------------------------------------
(State or other juris-     (Commission          (IRS Employer
  diction of                File Number)         Identification
  incorporation)                                 Number)

6540 S. Pecos Road, Suite 103, Las Vegas, Nevada       89120
-----------------------------------------------------------------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code  (702)454-7900

                               N/A
-----------------------------------------------------------------
 (Former name or former address, if changed since last report.)


Item 4.   Changes in Registrant's Certified Accountant.
-------   ---------------------------------------------

     (a)(1)(i) On September 14, 1998, LEC Technologies, Inc. (the "Registrant") terminated its relationship with KPMG Peat Marwick
LLP (the "Former Accountant"), its principal accountants.

           (ii)  The Former Accountant's reports on the
consolidated financial statements for the years ended December 31, 1996 and 1997 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

           (iii) The decision to change accountants was approved by the Board of Directors.

           (iv)(A) During the Registrant's last two fiscal years and the subsequent interim periods through the date of the termination of the Former Accountant, there were no disagreements with the Former Accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

           (iv)(B) In connection with the Former Accountant's audit of the Registrant's 1997 consolidated financial statements, the Former Accountant advised the registrant of the following reportable conditions in connection with the Registrant's system of internal controls; reconciliation of intercompany accounts, controls over shipping and receiving logs, controls over inventory on trial, and segregation of duties. The Registrant believes that the first three items and certain of the matters in the fourth item have been corrected.

           (iv)(E) The Registrant has authorized the Former Accountant to respond fully to the inquiries of the successor accountant concerning the subject matter of the reportable conditions relative to the Registrant's system of internal controls.

     (a)(2)  Not applicable.

     (a)(3) A letter from the Former Accountant addressed to the Securities and Exchange Commission stating that the Former
Accountant agrees with the statements made by the Registrant in this report has been filed as Exhibit 16.1 to this report.


Item 7.   Financial Statements and Exhibits.
-------   ----------------------------------

          (c)  Exhibit

          16.1.  Letter from KPMG Peat Marwick LLP

                            SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               LEC TECHNOLOGIES, INC.

Dated:  September 18, 1998     By: /s/ Michael F. Daniels
        Las Vegas, Nevada          ----------------------
                                   Michael F. Daniels, Chief
                                   Executive Officer and President